SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        N/A
                                                    ----------------------------

                              Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


             Virginia                                            1-8484                    54-0558861
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
(State or other jurisdiction of incorporation)                (Commission               (IRS Employer
                                                              file number)              Identification No.)



      12560 West Creek Parkway, Richmond, Virginia                23238
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code             (804) 784-7300
                                                   -----------------------------


                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On May 29, 1999, Heilig-Meyers Company (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of a definitive agreement to transfer a controlling interest in Mattress Discounters Corporation to an investment group.

         On June 15, 1999, the Company issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the signing of a definitive agreement to sell Rhodes, Inc. to an investment group and reporting results for the first quarter ended May 31, 1999.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are filed as a part of this report:

         Exhibit 99.1 - Press Release dated May 29, 1999.

         Exhibit 99.2 - Press Release dated June 15, 1999.


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                                SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               HEILIG-MEYERS COMPANY


Date:    June 17, 1999                    By:     /s/ Paige H. Wilson
                                               ------------------------------
                                               Paige H. Wilson
                                               Senior Vice President,
                                               Secretary and Treasurer


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                         Exhibit Index

Exhibit
No.               Description
-------           ------------
99.1     Press Release dated May 29, 1999

99.2     Press Release dated June 15, 1999